UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2015

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American Capital, Ltd.

(Exact name of registrant as specified in its charter)
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DELAWARE	814-00149	52-1451377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814
(Address of principal executive offices, zip code)
Registrant's telephone number, including area code: (301) 951-6122
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On November 5, 2015, American Capital, Ltd. (“American Capital”) posted on its website a presentation regarding three year forecasts for American Capital and American Capital Income, Ltd. The presentation, entitled “3 Year Forecasts for American Capital and American Capital Income,” dated November 5, 2015, may be accessed by going to www.AmericanCapital.com. A copy of the presentation is attached hereto as Exhibit 99.1.
The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	3 Year Forecasts for American Capital and American Capital Income, dated November 5, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL, LTD.
Dated: November 5, 2015	By:	/s/ JOHN R. ERICKSON
John R. Erickson
Chief Financial Officer